UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 29, 2010

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Vornado Realty Trust (the “Company”) and Vornado Realty L.P. (the “Operating Partnership”) on August 4, 2010 (the “Original 8-K”) relating to the Company’s July 29, 2010 acquisition of a 26.2% equity interest in LNR Property Corporation (“LNR”) in connection with LNR’s recapitalization.  The equity interest was comprised of a new investment of $116 million in cash and conversion into equity of the Company’s $15 million mezzanine loan (then current carrying amount) made to LNR’s parent. The recapitalization involved an infusion of a total of $417 million in new cash equity and the reduction of LNR’s total debt to $425 million from $1.3 billion.

Reference is made to the Original 8-K for additional information.

Item 9.01. Financial Statements and Exhibits.

(a) and (b) Financial Statements of Properties Acquired and Pro Forma Financial Information

•         The audited consolidated balance sheets of LNR Property Holdings Ltd. and Subsidiaries as of November 30, 2009 and 2008 and the audited consolidated statements of earnings (loss), comprehensive earnings (loss), stockholders’ equity (deficiency) and cash flows for the years ended November 30, 2009, 2008 and 2007 and the unaudited consolidated financial statements of LNR Property Holdings Ltd. and Subsidiaries as of and for the six months ended May 31, 2010 and 2009.

•         The condensed consolidated pro forma balance sheet of Vornado Realty Trust as of June 30, 2010 and the condensed consolidated pro forma statements of income of Vornado Realty Trust for the year ended December 31, 2009 and the six months ended June 30, 2010, prepared to give pro forma effect to the LNR acquisition described in Item 2.01 above.

•         The condensed consolidated pro forma balance sheet of Vornado Realty L.P. as of June 30, 2010 and the condensed consolidated pro forma statements of income of Vornado Realty L.P. for the year ended December 31, 2009 and the six months ended June 30, 2010, prepared to give pro forma effect to the LNR acquisition described in Item 2.01 above.

•         Consent of Deloitte & Touche LLP.

(c)           Exhibits

23.1   Consent of independent auditor.

99.1   Press release, dated July 30, 2010 (furnished and not filed). Incorporated by reference to Exhibit 99.1 to the
          Original 8-K.

99.15 Financial statements and pro forma financial information referenced above under paragraphs (a) and (b) of this Item 9.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: October 14, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: October 14, 2010

Exhibit Index

23.1     Consent of Independent Auditor.

99.1     Press release, dated July 30, 2010 (furnished and not filed). Incorporated by reference to Exhibit 99.1 to the Original 8-K.

99.15   Financial Statements of Properties Acquired and Pro Forma Financial Information.